June 18, 2018

Supplement

SUPPLEMENT DATED JUNE 18, 2018 TO THE SUMMARY PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE INCOME PLUS PORTFOLIO
CLASS Y
Dated April 30, 2018

The following is hereby added as the sixth paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies":

The Fund's investment process incorporates information about environmental, social and governance issues (also referred to as ESG) via an integrated approach within the investment team's fundamental investment analysis framework. The Fund's Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Fund's Adviser deems to be materially important environmental and/or social issues facing a company.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.